UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2019

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

625 Liberty Avenue, Suite 2000
Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 395-2688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Joinder Agreements to Convertible Preferred Unit Purchase Agreement

As previously disclosed, on March 13, 2019, EQM Midstream Partners, LP (“EQM”), a subsidiary of Equitrans Midstream Corporation (“ETRN”), entered into a Convertible Preferred Unit Purchase Agreement (the “Purchase Agreement”) with certain affiliates of BlackRock, Inc., GSO Capital Partners LP, Magnetar Financial LLC, The Carlyle Group and Foundation Infrastructure Partners (collectively, the “Purchasers”) to issue and sell in a private placement (the “Private Placement”) an aggregate of 22,554,851 Series A Perpetual Convertible Preferred Units representing limited partner interests in EQM (the “Series A Preferred Units”) for a cash purchase price of $48.77 per Series A Preferred Unit (the “Series A Preferred Unit Purchase Price”), resulting in total gross proceeds of approximately $1.10 billion.

In accordance with the Purchase Agreement, on March 18, 2019, EQM entered into Joinder Agreements to the Purchase Agreement (collectively, the “Joinder Agreements”) with certain additional institutional investors identified therein (each, an “Additional Purchaser”) and affiliates of Magnetar Financial LLC (such affiliates, together, “Magnetar”) pursuant to which EQM will issue and sell in the Private Placement an aggregate of 2,050,440 additional Series A Preferred Units (the “Additional Series A Preferred Units”) at the Series A Preferred Unit Purchase Price, resulting in additional gross proceeds of approximately $100 million.

Pursuant to the Joinder Agreements by and between EQM and each Additional Purchaser, each Additional Purchaser acknowledged and agreed that it will acquire its respective amount of Additional Series A Preferred Units subject to the terms and conditions of the Purchase Agreement and will be bound by and subject to the Purchase Agreement as if it were originally a Purchaser party thereto, and EQM acknowledged and agreed that each Additional Purchaser will be deemed a Purchaser under the Purchase Agreement and will be entitled to all of the rights and benefits, and subject to all of the obligations, of a Purchaser under the Purchase Agreement. Pursuant to the Joinder Agreements by and between EQM and Magnetar, Magnetar agreed to acquire its Additional Series A Preferred Units on the same terms and conditions as the initial Series A Preferred Units it agreed to purchase on March 13, 2019 pursuant to the Purchase Agreement except that Magnetar will not be entitled to receive the Structuring Fee (as such term is defined in the Purchase Agreement) with respect to the incremental Funding Obligation (as such term is defined in the Purchase Agreement) attributable to the Additional Series A Preferred Units.  EQM also acknowledged and agreed that Magentar shall be deemed a Lead Purchaser (as such term is defined in the Purchase Agreement) with respect to Magnetar’s Additional Series A Preferred Units.

The rights and preferences of the Series A Preferred Units will be established in the Fourth Amended and Restated Agreement of Limited Partnership of EQM, which will be executed by EQGP Services, LLC, a Delaware limited liability company and the general partner of EQM, and certain limited partners of EQM in connection with the closing of the Private Placement (the “Private Placement Closing”).  A description of the rights and preferences of the Series A Preferred Units and the conditions to the Private Placement Closing is included in Item 1.01 of the Current Report on Form 8-K filed by ETRN on March 15, 2019, and such description is incorporated into this Item 1.01 by reference.

Pursuant to the terms of the Purchase Agreement, in connection with the Private Placement Closing, EQM has agreed to enter into a registration rights agreement in substantially the form attached as an exhibit to the Purchase Agreement pursuant to which, among other things, EQM will give the Additional Purchasers and Magnetar certain rights to require EQM to file and maintain one or more registration statements with respect to the resale of the Additional Series A Preferred Units and the common units representing limited partner interests in EQM (the “Common Units”) that are issuable upon conversion of the Additional Series A Preferred Units, and to require EQM to initiate underwritten offerings for the Common Units that are issuable upon conversion of the Additional Series A Preferred Units.

The foregoing description of the Joinder Agreements does not purport to be complete and is qualified in its entirety by reference to the text of the Joinder Agreements, which are filed as Exhibits 10.1-10.7 to this Current Report on Form 8-K (this “Report”) and are incorporated herein by reference.

Item 3.02                                           Unregistered Sales of Equity Securities

The information regarding EQM’s issuance of Additional Series A Preferred Units in connection with the Private Placement set forth in Item 1.01 of this Report is incorporated by reference into this Item 3.02.

The Additional Series A Preferred Units to be issued pursuant to the Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Cautionary Statement Regarding Forward-Looking Information

The Additional Series A Preferred Units to be sold in the Private Placement have not been registered under the Securities Act, or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. This Report does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale of these securities would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Disclosures in this Report contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Report specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of ETRN and its affiliates, including whether the Private Placement will be completed, as expected or at all, and the timing of the Private Placement Closing; and whether the conditions to the Private Placement can be satisfied. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. ETRN has based these forward-looking statements on current expectations and assumptions about future events. While ETRN considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond ETRN’s control. The risks and uncertainties that may affect the operations, performance and results of ETRN’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” of ETRN’s Form 10-K for the year ended December 31, 2018, as updated by any subsequent Form 10-Qs.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. ETRN assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	Joinder Agreement, dated as of March 18, 2019, by and between EQM Midstream Partners, LP and Kayne Anderson MLP/Midstream Investment Company

10.2	Joinder Agreement, dated as of March 18, 2019, by and between EQM Midstream Partners, LP and Kayne Anderson Midstream/Energy Fund, Inc.

10.3	Joinder Agreement, dated as of March 18, 2019, by and between EQM Midstream Partners, LP and Centaurus Capital LP

10.4	Joinder Agreement, dated as of March 18, 2019, by and between EQM Midstream Partners, LP and MTP Energy Opportunities Fund II LLC

10.5	Joinder Agreement, dated as of March 18, 2019, by and between EQM Midstream Partners, LP and MTP Energy Master Fund LLC

10.6	Joinder Agreement, dated as of March 18, 2019, by and between EQM Midstream Partners, LP and Tortoise Direct Opportunities Fund II, LP

10.7	Joinder Agreement, dated as of March 18, 2019, by and between EQM Midstream Partners, LP and Portcullis Partners, LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: March 19, 2019	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer